CONDENSED BALANCE SHEETS (Parenthetical) - Lewis and Clark Pharmaceuticals, Inc. [Member] - USD ($)	Jun. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Property and equipment, net of accumulated depreciation	$ 15,902	$ 13,517	$ 9,297
Common stock, par value (in dollars per share)	$ 0	$ 0	$ 0
Common stock, authorized	5,000,000	5,000,000	5,000,000
Common stock, issued	1,817,978	1,817,978	1,817,978
Common stock, outstanding	1,817,978	1,817,978	1,817,978